                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                 OCTOBER, 1995
                           PAYMENT NOVEMBER 15, 1995
              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                      CUSIP#              393534AC6
                                      Trust Account #     33-34309-0
                                      Distribution Date:  November 15, 1995



SECURITIZED NET INTEREST MARGIN                                   PER $1,000
CERTIFICATES                                                       ORIGINAL
------------                                                      -----------

1.    Amount Available                            7,874,478.70

Interest

2.    Aggregate Interest                          1,725,073.36     5.60088753

3.    Amount Applied to:
      (a) accrued but unpaid Interest

4.    Remaining:
      (a) accrued but unpaid Interest

5.    Monthly Interest                            1,725,073.36

Principal

6.    Current month's principal
      distribution                                6,149,405.34    19.96560175

7.    Remaining outstanding principal
      balance                                   279,379,979.20    907.0778545
      Pool Factor                                    .90707785

8.    Present value of the projected
      remaining aggregate cashflows of
      the Finance I Assets and the
      Residual Assets, as of the immediately
      preceding Distribution Date               381,912,829.74

9.    Aggregate amount on deposit
      in reserve fund                             7,500,000.00

10.   Subordinated Certificateholder payment
      (interest earnings on Reserve Fund,
      pursuant to Section 5.8)                       39,615.16

11.   Aggregate principal balance of
      loans refinanced by Green Tree
      Financial                                     637,831.47

11.   Weighted average CPR                               6.48%

12.   Weighted average CDR                               0.83%

13.   Annualized net loss percentage                     0.28%

14.   Delinquency    30-59 day                           1.13%
                     60-89 day                           0.42%
                     90+ day                             0.45%
                     Total 30+                           2.00%

                          GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                                 OCTOBER 1995
                           PAYMENT NOVEMBER 15, 1995



                                  Fee Assets
                 -------------------------------------------
                    Guarantee       Inside       Fee Asset
                      Fees           Refi          Total
                  --------------  ------------  ------------

GTFC 1994-5           682,294.52     10,378.20    692,672.72
GTFC 1994-6           740,676.38     23,461.47    764,137.85
GTFC 1994-7           541,122.27      7,599.99    548,722.26
GTFC 1994-8           713,356.67           .00    713,356.67
GTFC 1995-1           794,419.27           .00    794,419.27
GTFC 1995-2                  .00           .00           .00
GTFC 1995-3         1,222,943.16           .00  1,222,943.16
GTFC 1995-4           782,974.50           .00    782,974.50
GTFC 1995-5                  .00           .00           .00
                  --------------  ------------  ------------

                    5,477,786.77     41,439.66  5,519,226.43


Total amount of Guarantee Fees and Inside
  Refinance Payments                            5,519,226.43

Payment on Finance 1 Note                       5,519,226.43

Allocable to Interest (current)                 1,269,629.48

Allocable to accrued but unpaid Interest                 .00

Accrued and unpaid Trustee Fees                          .00

Allocable to Principal                          4,249,596.95

Finance 1 Note Principal Balance              205,895,972.75

                          GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                                 OCTOBER 1995
                           PAYMENT NOVEMBER 15, 1995



                                  Inside
                  Residual         Refi             Total
                ------------     ---------       ------------

GTFC 1994-5         6,469.66           .00           6,469.66
GTFC 1994-6              .00           .00                .00
GTFC 1994-7              .00           .00                .00
GTFC 1994-8              .00           .00                .00
GTFC 1995-1              .00           .00                .00
GTFC 1995-2       785,907.04           .00         785,907.04
GTFC 1995-3       213,286.75           .00         213,286.75
GTFC 1995-4       139,580.29           .00         139,580.29
GTFC 1995-5     1,193,476.08     16,532.45       1,210,008.53
                ------------     ---------       ------------

                2,338,719.82     16,532.45       2,355,252.27

Total Residual and Inside Refinance Payments     2,355,252.27